SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 3, 1998

                                  FANSTEEL INC.
             (Exact name or registrant as specified in its charter)

Delaware               1-8676            36-1058780
(State or other   (Commission file    (I.R.S. Employer
jurisdiction of         number)                 ID No.)
incorporation)


      Number One Tantalum Place,
       North Chicago, Illinois                          60064
      (Address of principal executive offices)     (zip code)

               Registrant's telephone number, including area code: (847)689-4900



















                                Page 1 of 4 pages

                             Exhibit Index on page 4


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Item 5.     Other Events.

            The Year 2000 statement attached as an exhibit hereto and incorporated by reference herein is hereby designated as a "Year 2000 Readiness Disclosure" as defined in section 3(9) of the Year 2000 Information and Readiness Disclosure Act (Public Law 105-271), as enacted on October 19, 1998. This Year 2000 Readiness Disclosure represents a statement included in prior filings with the Securities and Exchange Commission and has been or may in the future be superseded by the Company's most current disclosure regarding Year 2000 readiness. As of the date hereof, the Company's most current disclosure regarding Year 2000 readiness is included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

      DESCRIPTION                         EXHIBIT NO.

      Year 2000 Readiness                       99.1
      Disclosure





















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                                   SIGNATURES


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              FANSTEEL INC.


                        BY:   /s/ Michael J. Mocniak
                              ------------------------------
                              Michael J. Mocniak
                              Vice President, General Counsel
                              and Secretary


                        DATE:  December 3, 1998




























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                                  EXHIBIT INDEX



Exhibit Number          Description
--------------          -------------------------
99.1                    Year 2000 Readiness Disclosure












































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